SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 30, 2003


IMH ASSETS CORP. (as depositor under an Indenture, dated as of January 30, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2003-1)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                 333-100890                   33-0705301
        ----------                 ----------                   ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
            of Incorporation)      File Number)             Identification No.)


1401 Dove Street
Newport Beach, California                                        92660
-------------------------                                        -----
(Address of Principal                                          (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.      Acquisition or Disposition of Assets.
             ------------------------------------

         On January 30, 2003 (the "Closing Date"), a single series of bonds, entitled IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2003-1 (the "Bonds"), were issued pursuant to an indenture, dated as of January 30, 2003 (the "Agreement"), between Impac CMB Trust Series 2003-1, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

         Upon the closing of the issuance of the Bonds, (i) Impac CMB Trust Series 2003-1 purchased from the Company certain Mortgage Loans with an aggregate principal balance equal to approximately $349,288,044 and pledged such mortgage loans to the Indenture Trustee

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.





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Item 5.      Other Events.
             ------------

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family and multifamily, adjustable-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $349,288,044 as of January 1, 2003.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Cut-off Date.




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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

             (a)   Not applicable

             (b)   Not applicable

             (c)   Exhibits:


    EXHIBIT NO.      DESCRIPTION
    -----------      -----------
        99.1         Characteristics of the Mortgage Pool as of the related
                     Cut-off Date, relating to IMH Assets Corp.,
                     Collateralized Asset-Backed Bonds, Series 2003-1.



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          IMH ASSETS CORP.



                                          By: /s/ Richard J. Johnson
                                              ---------------------------
                                          Name:   Richard J. Johnson
                                          Title:  Chief Financial Officer


Dated: February 14, 2003



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EXHIBIT INDEX
Exhibit Number                   Description
--------------                   -----------
99.1                             Characteristics of the Mortgage Pool as of the
                                 related Cut-off Date, relating to IMH Assets
                                 Corp., Collateralized Asset-Backed, Series
                                 2003-1.






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